3Q 2009 Earnings Conference Call
November 4, 2009
Exhibit 99.1

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding, among other things, our business strategy, our prospects and our financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,”
“should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
❑Increasing competition in the communications industry; and
❑A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov,
www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Chris French
CEO and President

3Q ‘09 Highlights
❑ Net Income - 3Q ‘09 net income of
 $6.3 million
❑ Operating results - Net income from
 continuing operations of $6.3 million
❑ Cable Loss - Net loss from the
 acquired cable operations of $.8 million
Net Income (in millions)
Net Income from Continuing Operations
(in millions)

EVDO
Total
378
448
134
306
9/30/2008
9/30/2009

Edinburg
Harrisonburg
North River

3Q ’09 & More Recent Highlights
■ Cable Triple Play - 40% of acquired
 homes passed upgraded through Nov.1
■ Investment in wireless for
 sustained growth - 16 additional cell
 sites and 28 additional EVDO sites
■ Discontinued Operations -
 Converged Services sale in progress
■ Acquisition of Rural Access Lines
 - Closed November 1 on acquisition of
 North River of 1,000 rural access lines
 for $600k, upgrade to DSL for $1.0 m
 is underway
Number of Cell Sites

Adele Skolits
CFO and VP of Finance

$0.31
$0.27
3Q'08
3Q'09

$0.28
$0.27
3Q '08
3Q '09

EPS
Earnings Per Share
Earnings per Share from Continuing
Operations
■ Solid Earnings- EPS from
 continuing operations and in total
 of $.27 in 3Q ’09

SHENTEL

Segment	Quarter Ended Sept 30, 2008	Sept 30, 2009	Change
Wireless	$10.1	$9.8	$ (0.3)
Wireline	4.1	3.4	(0.7)
Cable TV	(0.2)	(1.6)	(1.4)
Other	(1.5)	(1.0)	0.5
Total Operating Income	$ 12.5	$ 10.6	$ (1.9)

Segment Results - Operating Income
Wireless
 ■ Average customers up 7% and service revenues up 4%
 ■ Operating costs associated with PCS network upgrades up $1.2 million in cost of goods sold and $.9 million in depreciation
Wireline
 ■ Non-recurring income - 3Q ‘08 included adjustment of $.6 in retroactive access fees
Cable
 ■ The acquired cable operations will continue to impact earnings; it added $1.3 million to the net operating loss in 3Q ’09

SHENTEL

	Sept 30, 2008	Sept 30, 2009	Change
Operating Income	$12.5	$10.6	(1.9)
Depreciation and Amortization	6.5	8.1	1.6
OIBDA	**$19.0**	**$18.7**	**($0.3)**
Access Fee Retroactive Adjustment	(0.6)	0.0	0.6
Normalized OIBDA	**$18.4**	**$18.7**	**$0.3**
Normalized OIBDA Margin	**49%**	**47%**	**-3%**

Profitability
OIBDA for the Quarter Ended ($ millions)
■ Maintaining profitability while
 investing in growth - OIBDA
 margin of 47% for 3Q’09

SHENTEL

	3Q '08	3Q '09	Change
Net Cash from Operations	$ 4.7	$ 14.9	$ 10.2
Capital Expenditures	(20.2)	(12.1)	8.1
Borrowings	0.0	0.0	0.0
Debt Repayments	(1.1)	(1.1)	(0.0)
Other	0.9	0.0	(0.9)
Net Increase in Cash	$ (15.7)	$ 1.7	$ 17.4

Cash Flows
Cash Flows ($ millions)
■ Increased operating cash flow
 - Cash generated by operations 3
 times Q3’08
■ Capex Well Supported-
 Increased capital expenditures
 supported more than adequately by
 operating cash flow and debt
 facility
■ Positioned to deliver for
 shareholders - Ability to be
 opportunistic or return value to
 shareholders

Earle MacKenzie
EVP and COO

219.4
211.5
205.8
187.3
12/31/2007
9/30/2008
12/31/2008
9/30/2009

Key Operational Results - PCS
Retail Subscribers (000s)

16,661
17,440
3Q '08
3Q '09

5,380
3,286
3Q '08
3Q '09

Key Operational Results - PCS
Gross Additions
Net Additions
■ Modest increase in churn
 from 2.07% in Q2 ‘09 to
 2.17% in Q3 ‘09, an
 increase from 1.85% in
 Q3 ‘08
■ Bad Debt write-offs in
 Q3‘09 of 5.3% of gross
 revenues versus 5.5% in
 Q3’08
■ Credits and adjustments
 down from 11.6% of gross
 revenues in 3Q’08 to
 11.0% in 3Q’09

Voice
Data
Total
$57.42
$16.76
$40.66
$55.75
$19.07
$36.68
3Q '08
3Q '09

Key Operational Results - PCS
Gross Billed Revenue per User - Data & Voice 1
■ Data revenues growth continues to grow
1 - Before Service credits, bad debt, Sprint Nextel fees. See reconciliation of Non-GAAP financial measures on slide 24

SHENTEL

Total Up 4%
$4.9
$1.9
$4.0
$24.2
Net Up 5%
$5.2
$1.9
$4.0
$25.3
3Q '08
3Q '09
Management & Service Fees
Bad Debt
Service Credits
Net Revenue

PCS Revenues
Gross Billed Revenues ($ millions)
$35.0
$36.4

PCS Customers Top Picks Q3 2009
■ Top Service Plans - 49% of
 Gross Adds
 ▶ Everything Messaging
 Family 1500
 ▶ Everything Data Family
 1500
 ▶ Simply Everything
■ Top Devices - Shentel
 Controlled Channels
 ▶ LG Rumor 2 19%
 ▶ Sanyo 2700 12%
 ▶ Samsung Exclaim 8%
 ▶ Blackberry Curve 6%
 ▶ Sanyo Katana LX 6%
 ▶ Mobile Data Cards 6%
 ▶ Samsung Rant 5%
 ▶ Palm Pre 5%

EVDO
Total
346
378
411
448
475
52
134
211
306
336
12/31/2007
9/30/2008
12/31/2008
9/30/2009
12/31/2009 est.

Meeting PCS Customer Needs
■ On track to complete 2009
 construction plans
■ Expanded data offering
 ▶ Over 94% POP’s with
 EVDO coverage
■ PA coverage improved
■ Capacity increased
Number of Cell Sites

24.5
24.2
24.0
23.5
12/31/2007
9/30/2008
12/31/2008
9/30/2009

7.6
8.1
5.3
9.8
4.9
9.9
3.8
10.5
12/31/2007
9/30/2008
12/31/2008
9/30/2009
Dial-Up
DSL

Key Operational Results - Wireline
■ Modest access line loss
■ 45% broadband
 penetration
■ 2009 & 2010 Capex to
 increase broadband
 speeds to 10Mbps+
Access lines (000s)
Internet Customers (000s)
1 DSL only available within LEC area
2 Dial-up offered inside and outside the LEC area

Total
Internet
Video
8.3
8.3
8.1
8.1
26.0
1.1
24.9
25.7
1.6
24.1
12/31/2007
9/30/2008
12/31/2008
9/30/2009

Key Operational Results - Cable
■ Integrating acquisition of
 17,000 new customers
■ Converted acquired cable
 systems to our billing platform
■ Re-launch of 40% of the cable
 systems with 2 way video and
 internet
■ Upgrade underway to enable
 us to offer triple play to 53%
 of acquired homes passed by
 year end 2009
Revenue Generating Units(000’s)

Wireless
Wireline
Cable
Other
65.5
9.5
10.0
10.5
45.1
37.6
4.4
11.1
6.4
15.7
62.0
4.8
19.1
12.4
25.7
2008 Actual
2009 YTD
2009 Estimated

Investing in the Future
■ Expanding wireless coverage
 & capacity with 64 new cell
 sites and data with 125 EVDO
 sites in 2009
■ Increasing broadband speeds
 to 10 MB in LEC area
■ Increased miles and capacity
 of fiber
■ Upgrade of cable systems to 2
 -way to provide triple play of
 services
Capex Spending

Q&A

Appendix

Non-GAAP Financial Measure - Billed Revenue per Subscriber
Dollars in thousands (except subscribers and revenue per subscriber)
	3Q ‘08	3Q ‘09
Gross billed revenue

Wireless segment total operating revenues	$27,526	$28,690
Equipment revenue	(1,409)	(1,046)
Other revenue	(1,877)	(2,357)
Wireless service revenue	24,240	25,287
Service credits	4,000	3,987
Write-offs	1,903	1,916
Management fee	2,336	2,484
Service fee	2,570	2,732
Gross billed revenue	35,049	36,406

Average subscribers	203,454	217,659

Billed revenue per subscriber	$57.42	$55.75